UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 2007
                                                        ----------------

                              Sea Containers Ltd.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Bermuda                          1-7560                      98-0038412
---------------                   -----------                ----------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                  22 Victoria Street, Hamilton HM 12, Bermuda
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 441-295-2244
                                                           ------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events.

The Company and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on February 6, 2007, the Monthly Operating Report for December 2006, attached hereto as
Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(c)            Exhibits

99.1           Monthly Operating Report for December 2006




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



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SEA CONTAINERS LTD.



                                   By:    /s/ Ian C. Durant
                                          -------------------------------------
                                          Name: Ian C. Durant
                                          Title: Senior Vice President - Finance
                                                 and Chief Financial Officer


Date:  February 7, 2007


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


                                 EXHIBIT INDEX

Exhibit
Number                     Description
--------                   -----------

99.1                 Monthly Operating Report for December 2006



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